BOND

                            ADVANTUS BOND FUND, INC.
             ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 2001

[ADVANTUS(TM) CAPITAL MANAGEMENT LOGO]

[GRAPHIC]

FIXED INCOME

ADVANTUS BOND FUND

TABLE OF CONTENTS


PERFORMANCE UPDATE                                  2

INVESTMENTS INSECURITIES                            7

STATEMENT OF ASSETS AND LIABILITIES                12

STATEMENT OF OPERATIONS                            13

STATEMENTS OF CHANGES IN NET ASSETS                14

NOTES TO FINANCIAL STATEMENTS                      15

INDEPENDENT AUDITORS'REPORT                        20

FEDERAL INCOME TAX INFORMATION                     21

SHAREHOLDER SERVICES                               23

LETTER FROM THE PRESIDENT

                                                  [PHOTO OF WILLIAM N. WESTHOFF]

Dear Shareholder:

Before September 11 - our country's economy was slowing at a fairly rapid rate. To combat recession, the Federal Reserve lowered the Fed Funds rate seven times totaling 300 basis points (3.0 percent) since the beginning of the year. We were seeing some positive economic indicators, including signs that businesses were selling down their inventories and consumers were continuing to spend. All in all, the American economy may have been poised for recovery. That all changed on September 11.

The devastating terrorist attacks on America had a profound effect on our government, financial markets, business, and society. As horrific and unprecedented as the events of September 11 were, the aftermath speaks volumes for the strength and tenacity of the American people and our capital markets.

The U.S. stock market reopened on Monday, September 17, after being closed only four business days. As expected, the stock market reopened weak and remained so for a period. More than one month after the September 11 attack, the stock market, albeit volatile, has gradually been gaining back some of its ground.

In times of uncertainty, investors often make a flight to quality. This period is no different. The yields on short-term Treasury securities are the lowest they have been in 50 years. More than 18 months before the disaster of September 11, as the equity market disappointed, many investors had sought safety in the fixed income markets. Many investors seeking quality and liquidity looked to the short maturities of the yield curve and to investment-grade bonds to find it. The long-maturities of the yield curve have remained relatively unchanged.

The Federal Reserve has been very responsive before and after the disaster. It has lowered the Fed Funds rate ten times this year (totaling 450 basis points, or 4.5 percent) and will continue to release liquidity into the banking system, as needed. The latest cut to the fed funds rate was 50 basis points (.5 percent) on November 6, putting the fed funds rate at 2.0 percent. The easings are intended to stoke the embers of our sluggish economy. As always, we are watchful of economic indicators, and in the current environment, housing starts and new auto sales will be especially telling about the direction of the economy.

I have said it before, but it bears repeating: our capital markets are the most highly developed in the world. Our economy, although weakened, is extremely resilient. Advantus believes that full economic and market recovery is imminent, but due to the tragic events of September 11, the timetable has been pushed back by several calendar quarters. As an investor, I urge you to stay on a disciplined path and not be unduely influenced by market volatility and short-term events. A long-term perspective will serve you best in any economic and market environment.

Sincerely,

/s/ William N. Westhoff
William N. Westhoff, President
Advantus Funds

ADVANTUS BOND FUND

PERFORMANCE UPDATE

[PHOTO OF WAYNE SCHMIDT]

WAYNE SCHMIDT, CFA PORTFOLIO MANAGER

The Advantus Bond Fund is a mutual fund designed for investors seeking a high level of current income consistent with prudent investment risk. The Fund plans to achieve its objective primarily by investing in a diversified portfolio of investment grade short, intermediate and long-term debt securities. The Fund manager varies the proportion of assets invested in each maturity category depending upon the evaluation of market patterns and economic trends by the Fund's investment adviser.

 - Dividends declared daily and paid monthly.

 - Capital gains distributions paid annually.

Performance

The Fund's performance for the year ended September 30, 2001, for each class of shares offered was as follows:

       Class A         13.68 percent*
       Class B         12.93 percent*
       Class C         12.84 percent*

The Fund's benchmark, the Lehman Brothers Aggregate Bond Index,** returned 12.95 percent for the same period.

PERFORMANCE ANALYSIS
The Fund's excellent performance is directly attributable to the overall high credit quality of the Fund, emphasis on intermediate maturities, and slightly longer than market duration. Interest rates fell dramatically over the past twelve months as the economy slowed, the Federal Reserve aggressively eased key short-term interest rates, and then rates were shocked lower by the tragic events of September 11th. The actions by the Federal Reserve to cut short-term interest rates along with the market's `flight to quality' reaction caused the yield to become steeper. The yield on the two-year U.S. Treasury security fell 313 basis points (3.13 percent) to yield just 2.85 percent, a historic 26-year low. The five-year U.S. Treasury Note fell 205 basis points (2.05 percent) to yield 3.80 percent, while 30-year bond yields declined only 47 basis points (.47 percent) to yield 5.42 percent.

Among the sectors in the fixed income market - U.S. Treasuries, Agencies, mortgage-backed securities, and corporate bonds - all had very similar performances over the past twelve months. U.S. Agencies led the way with a return of 13.99 percent, followed by investment grade corporate bonds at 13.10 percent, U.S. Treasuries posted a 12.94 percent return and mortgage-backed securities 12.34 percent. In the most recent quarter, the spread sectors have relinquished much of their outperformance from the three previous quarters.

The Fund, while overweighted in spread products, has performed well because it avoided specific credit problems that befell some of the corporate bond market.

OUTLOOK
The world changed on September 11th and so did the fixed income market we once knew. Under normal situations we would expect interest rates to begin moving higher, but these are not normal times. As we see it, the economy slips into possible recession, the Federal Reserve will continue to ease interest rates and they could remain low for some time. We believe market volatility will remain high and will favor higher quality fixed income holdings. We will respect the difficult environment and proceed with caution.

By keeping the Fund in high quality assets, preserving principal, and searching for appropriate yield the Fund should deliver stable performance in very unstable times.

* Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 4.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.

** The Lehman Brothers Aggregate Bond Index is an unmanaged benchmark which includes all publicly issued fixed rate, nonconvertible domestic corporate debt.

             COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                        INVESTMENT IN ADVANTUS BOND FUND,
          LEHMAN BROTHERS AGGREGATE BOND INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Bond Fund compared to the Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1991 through September 30, 2001. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Bond Fund (August 19, 1994 and March 1, 1995 for Class B and C, respectively) through September 30, 2001.

                                    CLASS A

AVERAGE ANNUAL TOTAL RETURN:

One year             8.56%
Five year            6.01%
Ten year             6.66%

[CHART]

            Class A      CPI      Lehman Brothers Aggregate Bond Index
9/30/91    $  9,548      $ 10,000               $ 10,000
9/30/92    $ 10,834      $ 10,299               $ 11,240
9/30/93    $ 12,100      $ 10,577               $ 12,347
9/30/94    $ 11,360      $ 10,942               $ 11,890
9/30/95    $ 13,070      $ 11,182               $ 13,537
9/30/96    $ 13,596      $ 11,518               $ 14,194
9/30/97    $ 15,034      $ 11,774               $ 15,563
9/30/98    $ 16,349      $ 11,942               $ 17,322
9/30/99    $ 15,962      $ 12,255               $ 17,235
9/30/00    $ 16,767      $ 12,672               $ 18,440
9/30/01    $ 19,060      $ 13,007               $ 20,959

                                    CLASS B

AVERAGE ANNUAL TOTAL RETURN:

One year                              7.93%
Five year                             6.00%
Since inception (8/19/94)             6.54%

[CHART]

           Class B         CPI    Lehman Brothers Aggregate Bond Index
8/19/94    $ 10,000      $ 10,000            $ 10,000
9/30/94    $  9,876      $ 10,067            $  9,957
9/30/95    $ 10,801      $ 10,289            $ 11,337
9/30/96    $ 11,252      $ 10,598            $ 11,886
9/30/97    $ 12,480      $ 10,833            $ 13,033
9/30/98    $ 13,610      $ 10,987            $ 14,506
9/30/99    $ 13,200      $ 11,276            $ 14,434
9/30/00    $ 13,905      $ 11,659            $ 15,443
9/30/01    $ 15,702      $ 11,968            $ 17,443

                                     CLASS C

AVERAGE ANNUAL TOTAL RETURN:

One year                             12.84%
Five year                             6.16%
Since inception (3/1/95)              6.55%

[CHART]

           Class C        CPI          Lehman Brothers Aggregate Bond Index
 3/1/95    $ 10,000      $ 10,000                    $ 10,000
9/30/95    $ 10,925      $ 10,146                    $ 10,808
9/30/96    $ 11,265      $ 10,450                    $ 11,332
9/30/97    $ 12,348      $ 10,682                    $ 12,426
9/30/98    $ 13,372      $ 10,834                    $ 13,830
9/30/99    $ 12,909      $ 11,119                    $ 13,761
9/30/00    $ 13,459      $ 11,497                    $ 14,722
9/30/01    $ 15,187      $ 11,801                    $ 16,629

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 4.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST BOND HOLDINGS

                                                     MARKET     % OF BOND
COMPANY                                               VALUE     PORTFOLIO
-------                                               -----     ---------

Federal National Mortgage
   Association - 7.125%, 02/15/05               $  1,103,355      4.9%
Federal Home Loan
   Mortgage - 7.00%, 07/15/05                        827,794      3.7%
Federal National Mortgage
   Association - 7.50%, 05/01/31                     652,183      2.9%
U.S. Treasury Bond - 5.250%, 02/15/29                578,972      2.5%
Anheuser-Busch
   Companies, Inc - 7.100%, 06/15/07                 543,535      2.4%
National Collegiate - 7.240%, 09/20/14               540,887      2.4%
U.S. Treasury Bond - 6.000%, 02/15/26                533,398      2.3%
Federal National Mortgage
   Association - 7.000%, 10/01/31                    516,719      2.3%
General National Mortgage
   Association - 7.000%, 07/15/29                    493,490      2.2%
St. George Bank-144A
   Issue - 8.485%, 12/29/49                          471,361      2.1%
                                                ------------  --------
                                                $  6,261,694     27.7%
                                                ============  ========

[CHART]

AAA Rated                           10.3%
AA Rated                             9.4%
U.S. Government Agencies            35.0%
A Rated                             19.2%
BBB Rated                           14.8%
BB Rated                             0.8%
U.S. Treasury                        7.0%
Cash and Other Assets/Liabilities    3.5%

                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 2001

           (Percentages of each investment category relate to total net assets.)

                                                                                                          MARKET
PRINCIPAL                                                                       COUPON   MATURITY        VALUE(a)
---------                                                                       ------   --------     ------------
LONG-TERM DEBT SECURITIES (96.7%)
  GOVERNMENT OBLIGATIONS (44.6%)
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (42.0%)
      Federal Home Loan Mortgage Corporation (FHLMC) (3.5%)
$     750,000                                                                    7.000%  07/15/05     $    827,794
                                                                                                      ------------
       Federal National Mortgage Association (FNMA) (23.3%)
      200,000                                                                    6.500%  06/01/16          206,310
      230,000                                                                    7.000%  09/01/31          237,976
      500,000   (f)                                                              7.000%  10/01/31          516,719
      627,271                                                                    7.500%  05/01/31          652,183
      414,095                                                                    6.000%  03/01/14          424,062
      250,000                                                                    6.000%  07/01/31          249,338
      251,782                                                                    7.500%  12/01/30          261,805
      200,000                                                                    6.000%  12/15/05          214,171
      250,000                                                                    6.000%  05/15/11          263,346
      200,000                                                                    6.250%  02/01/11          210,325
    1,000,000                                                                    7.125%  02/15/05        1,103,355
      250,000                                                                    3.500%  09/15/04          249,205
      350,000                                                                    4.000%  04/25/22          346,246
      215,251                                                                    6.500%  11/01/28          220,261
      113,183                                                                    6.500%  01/01/30          115,669
      149,020                                                                    6.230%  01/01/08          156,805
                                                                                                      ------------
                                                                                                         5,427,776
                                                                                                      ------------
       Government National Mortgage Association (GNMA) (8.2%)
      400,000   (f)                                                              6.500%  09/01/31          408,500
       65,859                                                                    7.000%  04/15/22           68,783
      101,211                                                                    7.000%  03/15/23          105,651
      271,606                                                                    6.500%  11/15/28          278,089
      476,131                                                                    7.000%  07/15/29          493,490
      171,701                                                                    7.500%  10/15/30          179,112
       79,953                                                                    7.500%  11/15/30           83,404
      289,046                                                                    7.500%  02/15/31          301,439
                                                                                                      ------------
                                                                                                         1,918,468
                                                                                                      ------------
       U.S. Treasury (7.0%)
      350,000   Bond                                                             5.000%  08/15/11          361,648
      600,000   Bond                                                             5.250%  02/15/29          578,972
      500,000   Bond                                                             6.000%  02/15/26          533,398
      100,000   Bond                                                             6.125%  08/15/29          108,961
       50,000   Bond                                                             6.250%  05/15/30           55,645
                                                                                                      ------------
                                                                                                         1,638,624
                                                                                                      ------------

                                        7

                                                                                                         MARKET
PRINCIPAL                                                                       COUPON   MATURITY       VALUE(a)
---------                                                                       ------   --------       --------
        STATE AND LOCAL GOVERNMENT OBLIGATIONS (1.1%)
$     230,000   City of Eden Prairie, Minnesota                                  7.350%  02/20/09     $    252,735
                                                                                                      ------------

        OTHER GOVERNMENT OBLIGATIONS (1.5%)
      350,000   Province of British Columbia (b)                                 4.625%  10/03/06          349,101
                                                                                                      ------------
Total government obligations (cost: $10,026,867)                                                        10,414,498
                                                                                                      ------------
     CORPORATE OBLIGATIONS (52.1%)
        BASIC MATERIALS (2.4%)
        Agriculture Products (1.1%)
      250,000   Archer-Daniels-Midland Company                                   7.000%  02/01/31          249,655
                                                                                                      ------------
      Construction (1.3%)
      300,000   Vulcan Materials, Inc                                            6.400%  02/01/06          311,082
                                                                                                      ------------
        COMMUNICATION SERVICES (3.3%)
        Telecommunication (.9%)
      200,000   Worldcom, Inc                                                    7.500%  05/15/11          203,987
                                                                                                      ------------
        Telephone (2.4%)
      250,000   Citizens Communications-144A Issue (d)                           7.625%  08/15/08          255,275
      300,000   Qwest Capital Funding-144A Issue (d)                             7.000%  08/03/09          300,112
                                                                                                      ------------
                                                                                                           555,387
                                                                                                      ------------
        CONSUMER STAPLES (2.3%)
        Beverage (2.3%)
      500,000   Anheuser-Busch Companies, Inc                                    7.100%  06/15/07          543,535
                                                                                                      ------------
        ENERGY (3.3%)
        Oil (3.3%)
      100,000   Amerada Hess                                                     6.650%  08/15/11          100,131
      100,000   Amerada Hess                                                     7.300%  08/15/31           96,718
      200,000   Coastal Corporation                                              6.200%  05/15/04          204,886
      350,000   Conoco, Inc                                                      5.900%  04/15/04          360,885
                                                                                                      ------------
                                                                                                           762,620
                                                                                                      ------------
        FINANCIAL (31.9%)
        Auto Finance (2.6%)
      250,000   Ford Motor Credit Corporation                                    6.875%  02/01/06          257,434
      350,000   General Motors Acceptance Corporation                            6.750%  01/15/06          359,960
                                                                                                      ------------
                                                                                                           617,394
                                                                                                      ------------
        Banks (3.8%)
      212,966   Banco Hipotecario Nacional-144A Issue (b)(c)                     7.916%  07/25/09          196,504
      500,000   St. George Bank-144A Issue (b)(c)                                8.485%  12/29/49          471,361
      200,000   Wells Fargo Bank                                                 7.550%  06/21/10          221,580
                                                                                                      ------------
                                                                                                           889,445
                                                                                                      ------------

                                       8

                                                                                                         MARKET
PRINCIPAL                                                                        COUPON  MATURITY        VALUE(a)
---------                                                                        ------  --------      -----------
     Collateralized Mortgage Obligations/Mortgage Revenue Bonds (14.0%)
$  241,294   Chase Mortgage Finance Corporation                                  6.500%  09/25/13      $   248,195
   231,339   Countrywide Funding Corporation                                     6.750%  03/25/24          236,475
   386,791   GE Capital Mortgage Services, Inc.                                  6.750%  11/25/28          389,607
   276,361   GE Capital Mortgage Services, Inc. 144A Issue (d)                   6.500%  04/25/24          282,814
   256,238   GMAC Commercial Mortgage
             Securities-144A Issue (d)                                           7.350%  10/15/11          273,161
   250,000   GS Mortgage Securities Corporation II                               7.288%  07/13/30          261,586
   284,929   Mellon Residential Funding                                          6.750%  06/26/28          290,654
   240,971   Norwest Asset Securities Corporation                                7.000%  06/25/12          251,087
   207,223   Park Avenue Finance Corporation-144A Issue (d)                      7.580%  05/12/07          225,607
   300,000   Park Avenue Finance Corporation-144A Issue (d)                      7.680%  05/12/07          326,646
   241,350   Prudential Home Mortgage Security Company                           6.500%  10/25/23          246,201
   234,258   Prudential Home Mortgage Security
             Company 144A Issue (d)                                              6.796%  04/28/24          240,936
                                                                                                       -----------
                                                                                                         3,272,969
                                                                                                       -----------
     Commercial Mortgage-Backed Securities (1.8%)
       --   Asset Securitization Corporation (e)                                 8.985%  04/14/29          195,176
       --   Asset Securitization Corporation-
            144A Issue (d)(e)                                                    9.011%  10/13/26          232,910
                                                                                                       -----------
                                                                                                           428,086
                                                                                                       -----------
     Consumer Finance (2.7%)
   250,000   CIT Group, Inc.                                                     6.500%  02/07/06          260,197
   350,000   ERAC USA Finance Company-144A Issue (d)                             7.350%  06/15/08          361,181
                                                                                                       -----------
                                                                                                           621,378
                                                                                                       -----------
     Corporate Bonds (1.6%)
   100,000   Credit Suisse First Boston Financial
             Company, Ltd.                                                       5.875%  08/01/06          102,476
   250,000   Fortress CBO Investmnets I, Ltd.-144A Issue (b)(c)                  7.850%  07/25/38          263,125
                                                                                                       -----------
                                                                                                           365,601
                                                                                                       -----------
     Finance-Diversified (2.3%)
   525,000   National Collegiate                                                 7.240%  09/20/14          540,887
                                                                                                       -----------
     Insurance (2.0%)
   300,000   AIG Sunamer-144A Issue (d)                                          5.850%  08/01/08          306,795
   150,000   AXA (b)                                                             8.600%  12/15/30          163,431
                                                                                                       -----------
                                                                                                           470,226
                                                                                                       -----------
     Savings and Loans (1.1%)
   250,000   Washington Mutual, Inc.                                             6.875%  05/15/11          262,415
                                                                                                       -----------

                                       9

                                                                                                        MARKET
PRINCIPAL                                                                        COUPON  MATURITY       VALUE(a)
---------                                                                        ------  --------     ------------
     HEALTH CARE (1.5%)
      Drugs (1.5%)
$   350,000   Bristol-Myers Squibb Company                                       4.750%  10/01/06     $    352,314
                                                                                                      ------------
     TRANSPORTATION (2.8%)
      Airlines (1.5%)
    350,000   American Airlines-144A Issue (d)                                   7.377%  05/23/19          337,614
                                                                                                      ------------
      Railroads (1.3%)
    300,000   CSX Corporation                                                    6.750%  03/15/11          308,713
                                                                                                      ------------
     UTILITIES (4.6%)
      Electric Companies (2.8%)
    250,000   Hydro-Quebec (b)                                                   8.000%  02/01/13          293,193
    350,000   Niagara Mohawk Holdings, Inc.                                      5.375%  10/01/04          352,156
                                                                                                      ------------
                                                                                                           645,349
                                                                                                      ------------
      Natural Gas (.7%)
    150,000   Enron Corporation                                                  6.725%  11/17/08          152,549
                                                                                                      ------------
      Power Products-Industrial (1.1%)
    250,000   Xcel Energy, Inc.                                                  7.000%  12/01/10          263,959
                                                                                                      ------------
              Total corporate obligations (cost: $11,811,323)                                           11,893,579
                                                                                                      ------------
              Total long-term debt securities (cost: $21,838,190)                                       22,569,663
                                                                                                      ------------
SHARES
------
SHORT-TERM SECURITIES (4.4%)
    262,128   Federated Prime Obligation Fund,
               current rate 3.420%                                                                         262,128
    779,073   Provident Institutional Fund - TempFund Portfolio,
               current rate 3.370%                                                                         779,073
                                                                                                      ------------
              Total short-term securities (cost: $1,041,201)                                             1,041,201
                                                                                                      ------------
              Total investments in securities (cost: $22,879,391) (g)                                 $ 23,610,864
                                                                                                      ============

              See accompanying notes to investments in securities.

NOTES TO INVESTMENTS IN SECURITIES
----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 7.4% of net assets in foreign securities as of September 30, 2001.
(c) Represents ownership in an illiquid security (See note 6 to the financial statements.) Information concerning the illiquid securities held at September 30, 2001, which includes acquistion date and cost, is as follows:

                                                                             ACQUISTION
    SECURITY:                                                                   DATE            COST
    St. George Bank 144A Issue*                                               06/12/97      $  500,000
    Banco Hipotecario Nacional 144A Issue*                                    01/08/01         206,843
    Fortress CBO Investments I, Ltd. 144A Issue*                              01/16/01         247,109
                                                                                            ----------
                                                                                            $  953,952
                                                                                            ==========

* A 144A issue represents a security which has not been registered with the Securities and Exchange Commisssion under the Securities Act of 1933.
(d) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933 as amended, and may be sold to dealers in that program or other accredited investers. These securites have been determined to be liquid under guidelines established by the board of directors.
(e) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(f) At September 30, 2001, the total cost of investments purchased on a when issued or forward commitment basis is $924,703.
(g) At September 30, 2001, the cost of securities for federal income tax purposes was $22,940,635. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation                                                           $  741,148
    Gross unrealized depreciation                                                              (70,919)
                                                                                            ----------
    Net unrealized appreciation                                                             $  670,229
                                                                                            ==========

              See accompanying notes to investments in securities.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001

                                     ASSETS
Investments in securities, at market value - see accompanying schedule for
 detailed listing (a) (identified cost: $22,879,391)                                        $   23,610,864
Cash in bank on demand deposit                                                                      54,831
Receivable for Fund shares sold                                                                    186,401
Receivable for investment securities sold                                                        1,276,824
Accrued interest receivable                                                                        216,492
Collateral for securities loaned (note 7)                                                        1,007,214
Other receivables                                                                                    1,702
                                                                                            --------------
   Total assets                                                                                 26,354,328
                                                                                            --------------
                                   LIABILITIES
Payable for investment securities purchased                                                      1,940,674
Payable for Fund shares redeemed                                                                       302
Dividends payable to shareholders                                                                   30,158
Payable to Adviser                                                                                  26,045
Payable upon return of securities loaned (note 7)                                                1,007,214
                                                                                            --------------
   Total liabilities                                                                             3,004,393
                                                                                            --------------
Net assets applicable to outstanding capital stock                                          $   23,349,935
                                                                                            ==============
Represented by:
  Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
  Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares unallocated) of
  $.01 par value                                                                            $       22,652
  Additional paid-in capital                                                                    24,030,900
  Undistributed (distributions in excess of) net investment income                                 (30,159)
  Accumulated net realized losses from investments                                              (1,404,931)
  Unrealized appreciation on investments                                                           731,473
                                                                                            --------------
   Total - representing net assets applicable to outstanding capital stock                  $   23,349,935
                                                                                            ==============
Net assets applicable to outstanding Class A shares                                         $   15,737,878
                                                                                            ==============
Net assets applicable to outstanding Class B shares                                         $    6,582,584
                                                                                            ==============
Net assets applicable to outstanding Class C shares                                         $    1,029,473
                                                                                            ==============
Shares outstanding and net asset value per share:
  Class A - Shares outstanding 1,527,712                                                    $        10.30
                                                                                            ==============
  Class B - Shares outstanding 637,427                                                      $        10.33
                                                                                            ==============
  Class C - Shares outstanding 100,037                                                      $        10.29
                                                                                            ==============

a) Includes securities on loan of $1,001,544

                See accompanying notes to financial statements.

                                                         STATEMENT OF OPERATIONS
                                          FOR THE YEARS ENDED SEPTEMBER 30, 2001

Investment income:
  Interest                                                                                  $    1,518,156
  Dividends                                                                                         35,754
  Income from securities lending activities                                                            622
                                                                                            --------------
     Total investment income                                                                     1,554,532
                                                                                            --------------
Expenses (note 4):
  Investment advisory fee                                                                          134,639
  Rule 12b-1 - Class A                                                                              37,269
  Rule 12b-1 - Class B                                                                              64,060
  Rule 12b-1 - Class C                                                                              11,264
  Administrative services fee                                                                       74,400
  Transfer agent and shareholder services fees                                                      89,247
  Custodian fees                                                                                     6,312
  Auditing and accounting services                                                                  13,187
  Legal fees                                                                                         7,712
  Registration fees                                                                                 34,661
  Printing and shareholder reports                                                                  26,133
  Insurance                                                                                            333
  Other                                                                                              3,973
                                                                                            --------------
     Total expenses                                                                                503,190
  Less fees and expenses waived or absorbed by Adviser                                            (188,638)
                                                                                            --------------
     Total net expenses                                                                            314,552
                                                                                            --------------
     Investment income - net                                                                     1,239,980
                                                                                            --------------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3)                                                       667,303
  Net change in unrealized appreciation or depreciation on investments                             932,264
                                                                                            --------------
     Net gains on investments                                                                    1,599,567
                                                                                            --------------
Net increase in net assets resulting from operations                                        $    2,839,547
                                                                                            ==============

                See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 2001 AND 2000

                                                                                                 2001              2000
                                                                                            --------------    --------------
Operations:
 Investment income - net                                                                    $    1,239,980    $    1,431,597
 Net realized gain (loss) on investments                                                           667,303        (1,251,996)
 Net change in unrealized appreciation or depreciation
  on investments                                                                                   932,264           896,196
                                                                                            --------------    --------------
   Increase in net assets resulting from operations                                              2,839,547         1,075,797
                                                                                            --------------    --------------
Distributions to shareholders from net investment income:
   Class A                                                                                        (866,736)         (987,709)
   Class B                                                                                        (324,599)         (372,657)
   Class C                                                                                         (57,037)          (68,034)
                                                                                            --------------    --------------
    Total distributions                                                                         (1,248,372)       (1,428,400)
                                                                                            --------------    --------------
Capital share transactions (notes 4 and 5):
 Proceeds from sales:
   Class A                                                                                       4,288,940         1,410,335
   Class B                                                                                         849,975           926,778
   Class C                                                                                         339,564           158,931
 Proceeds from issuance of shares as a result of reinvested dividends:
   Class A                                                                                         537,883           657,760
   Class B                                                                                         274,868           319,654
   Class C                                                                                          52,255            63,581
 Payments for redemption of shares:
   Class A                                                                                      (5,151,285)       (4,666,183)
   Class B                                                                                      (1,749,781)       (2,575,405)
   Class C                                                                                        (552,024)         (685,331)
                                                                                            --------------    --------------
     Decrease in net assets from capital share transactions                                     (1,109,605)       (4,389,880)
                                                                                            --------------    --------------
     Total increase (decrease) in net assets                                                       481,570        (4,742,483)
Net assets at beginning of year                                                                 22,868,365        27,610,848
                                                                                            --------------    --------------
Net assets at end of year (including distributions in excess of
 net investment income of $30,159 and $27,921, respectively)                                $   23,349,935    $   22,868,365
                                                                                            ==============    ==============

                 See accompanying notes to financial statements.

                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 2001
(1) ORGANIZATION

    The Advantus Bond Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with prudent investment risk.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make #ADVANTUSBond Fund Notes to Financial Statements - continued (2) Summary of Significant Accounting Policies
- (continued)markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds, as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market value.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Paydowns of securities are recorded as receivables as of the due date, which varies by issuer. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

    For federal income tax purpose, the fund has a capital loss carryover in the amount of $1,343,688 which, if not offset by subsequent capital gains, will expire September 30, 2009 through September 30, 2010. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid-in capital by $6,154.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the year ended September 30, 2001, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $54,326,430 and $55,066,703, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital) a wholly owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment and advisory services is based on the average daily net assets of the Fund at the annual rate of .60 percent on the first $250 million in net assets, .55 percent on the next $250 million, .50 percent on the next $500 million and .45 percent on net assets in excess of $1 billion.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee of up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fees are comprised of a .75 percent distribution fee and a .25 percent service fee.

    The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

    The Fund has entered into a shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative service fee equal to $6,200 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Advisory Agreement, Advantus Capital has contractually agreed to absorb all Fund costs and expense which exceed 1.15% of Class A average daily net assets, 1.90% of Class B average daily net assets, and 1.90% of Class C average daily net assets. During the year ended September 30, 2001, Advantus Capital contractually agreed to absorb $188,638 in expenses that were otherwise payable by the Fund.

    For the year ended September 30, 2001 sales charges received by Securian for distributing the Fund's three classes of shares amounted to $74,757.

    As of September 30, 2001, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 341,589 Class A shares which represents 22.4 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $6,785.

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the years ended September 30, 2001 and 2000 were as follows:

                                                       CLASS A                 CLASS B                   CLASS C
                                                ---------------------    ---------------------    ---------------------
                                                  2001         2000        2001        2000          2001        2000
                                                --------     --------    --------    ---------    ---------    --------
Sold                                             428,285      146,524      83,643       97,590       33,990      16,936
Issued for reinvested distributions               53,922       69,092      27,488       33,420        5,242       6,684
Redeemed                                        (517,080)    (490,313)   (175,538)    (268,370)     (55,127)    (71,962)
                                                --------     --------    --------    ---------    ---------    --------
                                                 (34,873)    (274,697)    (64,407)    (137,360)     (15,895)    (48,342)
                                                ========     ========    ========    =========    =========    ========

(6) ILLIQUID SECURITIES

    At September 30, 2001, investments in illiquid securities are limited to 15% of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of illiquid securities held by the Fund at September 30, 2001 was $930,990 which represents 4.0% of net assets. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(7) SECURITIES LENDING CONTRACTS

    To enhance returns, the Fund loans securities to brokers in exchange for collateral. The Fund receives a fee from the brokers measured as a percent of the loaned securities. At September 30, 2001, the collateral is invested in cash equivalents and repurchase agreements and must be 102% of the value of securities loaned. The risk to the Fund is that the borrower may not provide additional collateral when required or return the securities when due. At September 30, 2001, securities valued at $1,001,544 were on loan to brokers and the Fund had $1,007,214 in cash collateral.

(8) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                      CLASS A
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------------------------------
                                                                2001        2000        1999        1998        1997
                                                              ---------  ---------   ---------    ---------   ---------
Net asset value, beginning of year                            $    9.60  $    9.71   $   10.69    $   10.43   $   10.03
                                                              ---------  ---------   ---------    ---------   ---------
Income from investment operations:
 Net investment income                                              .58        .58         .54          .59         .63
 Net gains (losses) on securities
  (both realized and unrealized)                                    .70       (.11)       (.79)         .30         .40
                                                              ---------  ---------   ---------    ---------   ---------
  Total from investment operations                                 1.28        .47        (.25)         .89        1.03
                                                              ---------  ---------   ---------    ---------   ---------
Less distributions:
 Dividends from net investment income                              (.58)      (.58)       (.54)        (.60)       (.63)
 Distributions from net realized gains                                -          -        (.19)        (.03)          -
                                                              ---------  ---------   ---------    ---------   ---------
  Total distributions                                              (.58)      (.58)       (.73)        (.63)       (.63)
                                                              ---------  ---------   ---------    ---------   ---------
Net asset value, end of year                                  $   10.30  $    9.60   $    9.71    $   10.69   $   10.43
                                                              =========  =========   =========    =========   =========
Total return (a)                                                  13.68%      5.04%      (2.36)%       8.75%      10.57%
Net assets, end of year (in thousands)                        $  15,737  $  15,002   $  17,846    $  19,419   $  17,122
Ratio of expenses to average daily net
 assets (b)                                                        1.15%      1.15%       1.15%        1.10%       1.00%
Ratio of net investment income (loss) to
 average daily net assets (b)                                      5.77%      6.08%       5.41%        5.55%       6.18%
Portfolio turnover rate (excluding short-term
 securities)                                                      251.9%     191.4%      211.9%       237.2%      180.5%

                                       18

                                                                                      CLASS B
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------------------------------
                                                                2001        2000        1999        1998        1997
                                                              ---------  ---------   ---------    ---------   ---------
Net asset value, beginning of year                            $    9.62  $    9.74   $   10.71    $   10.43   $   10.02
                                                              ---------  ---------   ---------    ---------   ---------
Income from investment operations:
 Net investment income                                              .50        .51         .47          .51         .54
 Net gains (losses) on securities
  (both realized and unrealized)                                    .72       (.12)       (.78)         .31         .41
                                                              ---------  ---------   ---------    ---------   ---------
  Total from investment operations                                 1.22        .39        (.31)         .82         .95
                                                              ---------  ---------   ---------    ---------   ---------
Less distributions:
 Dividends from net investment income                              (.51)      (.51)       (.47)        (.51)       (.54)
 Distributions from net realized gains                                -          -        (.19)        (.03)          -
                                                              ---------  ---------   ---------    ---------   ---------
  Total distributions                                              (.51)      (.51)       (.66)        (.54)       (.54)
                                                              ---------  ---------   ---------    ---------   ---------
Net asset value, end of year                                  $   10.33  $    9.62   $    9.74    $   10.71   $   10.43
                                                              =========  =========   =========    =========   =========
Total return (a)                                                  12.93%      4.16%      (2.98)%       8.09%       9.72%
Net assets, end of year (in thousands)                        $   6,582  $   6,755   $   8,171    $   8,894   $   6,263
Ratio of expenses to average daily net
 assets (b)                                                        1.90%      1.90%       1.90%        1.90%       1.90%
Ratio of net investment income (loss) to
 average daily net assets (b)                                      5.03%      5.33%       4.64%        4.78%       5.32%
Portfolio turnover rate (excluding short-term
 securities)                                                      251.9%     191.4%      211.9%       237.2%      180.5%

                                                                                      CLASS C
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------------------------------
                                                                2001        2000        1999        1998        1997
                                                              ---------  ---------   ---------    ---------   ---------
Net asset value, beginning of year                            $    9.59  $    9.70   $   10.68    $   10.42   $   10.02
                                                              ---------  ---------   ---------    ---------   ---------
Income from investment operations:
 Net investment income                                              .50        .51         .47          .51         .54
 Net gains (losses) on securities
  (both realized and unrealized)                                    .70       (.11)       (.79)         .29         .40
                                                              ---------  ---------   ---------    ---------   ---------
  Total from investment operations                                 1.20        .40        (.32)         .80         .94
                                                              ---------  ---------   ---------    ---------   ---------
Less distributions:
 Dividends from net investment income                              (.50)      (.51)       (.47)        (.51)       (.54)
 Distributions from net realized gains                                -          -        (.19)        (.03)          -
                                                              ---------  ---------   ---------    ---------   ---------
  Total distributions                                              (.50)      (.51)       (.66)        (.54)       (.54)
                                                              ---------  ---------   ---------    ---------   ---------
Net asset value, end of year                                  $   10.29  $    9.59   $    9.70    $   10.68   $   10.42
                                                              =========  =========   =========    =========   =========
Total return (a)                                                  12.84%      4.26%      (3.10)%       7.89%       9.61%
Net assets, end of year (in thousands)                        $   1,029  $   1,112   $   1,594    $   2,089   $     899
Ratio of expenses to average daily net
 assets (b)                                                        1.90%      1.91%       1.90%        1.90%       1.90%
Ratio of net investment income (loss) to
 average daily net assets (b)                                      5.03%      5.32%       4.64%        4.81%       5.30%
Portfolio turnover rate (excluding short-term
 securities)                                                      251.9%     191.4%      211.9%       237.2%      180.5%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(b) The Fund's Adviser and Distributor voluntarily absorbed or waived $188,638, $168,365, $115,756, $119,092 and $129,031 in expenses for the years ended
    September 30, 2001, 2000, 1999, 1998 and 1997, respectively. If Class A had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.99%, 1.84%, 1.55%, 1.58% and 1.64%, respectively, and the ratio of net investment income to average daily net assets would have been 4.93%, 5.39%, 5.01%, 5.07% and 5.54%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.74%, 2.59%, 2.28%, 2.28% and 2.34%, respectively, and the ratio of net investment income to average daily net assets would have been 4.19%, 4.64%, 4.26%, 4.40% and 4.88%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.74%, 2.59%, 2.28%, 2.28% and 2.34%, respectively, and the ratio of net investment income to average daily net assets would have been 4.19%, 4.68%, 4.26%, 4.43% and 4.86%, respectively.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Bond Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Advantus Bond Fund, Inc. (the Fund) as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements, and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2001, and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                    KPMG LLP

Minneapolis, Minnesota
November 9, 2001

                                      FEDERAL INCOME TAX INFORMATION (UNAUDITED)

     The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal period ended September 30, 2001. Dividends for the 2001 calendar year will be reported to you on Form 1099-Div in late January 2002. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A
                                                                                            PER
PAYABLE DATE                                                                               SHARE
------------                                                                             --------
Income distribution - taxable as dividend income, 2.9% qualifying for deduction by corporations.
October 31, 2000                                                                         $  .0548
November 30, 2000                                                                           .0399
December 31, 2000                                                                           .0541
January 31, 2001                                                                            .0487
February 28, 2001                                                                           .0437
March 31, 2001                                                                              .0568
April 30, 2001                                                                              .0428
May 31, 2001                                                                                .0450
June 30, 2001                                                                               .0458
July 31, 2001                                                                               .0471
August 31, 2001                                                                             .0528
September 30, 2001                                                                          .0473
                                                                                         --------
                                                                                         $  .5788
                                                                                         ========

CLASS B
                                                                                            PER
PAYABLE DATE                                                                               SHARE
------------                                                                             --------
Income distribution - taxable as dividend income, 2.9% qualifying for deduction by corporations.
October 31, 2000                                                                         $  .0488
November 30, 2000                                                                           .0340
December 31, 2000                                                                           .0480
January 31, 2001                                                                            .0425
February 28, 2001                                                                           .0380
March 31, 2001                                                                              .0505
April 30, 2001                                                                              .0367
May 31, 2001                                                                                .0387
June 30, 2001                                                                               .0397
July 31, 2001                                                                               .0408
August 31, 2001                                                                             .0465
September 30, 2001                                                                          .0411
                                                                                         --------
                                                                                         $  .5053
                                                                                         ========

                                       21

CLASS C
                                                                                           PER
PAYABLE DATE                                                                              SHARE
------------                                                                             --------
Income distribution - taxable as dividend income, 2.9% qualifying for deduction by corporations.
October 31, 2000                                                                         $  .0486
November 30, 2000                                                                           .0339
December 31, 2000                                                                           .0478
January 31, 2001                                                                            .0424
February 28, 2001                                                                           .0379
March 31, 2001                                                                              .0503
April 30, 2001                                                                              .0365
May 31, 2001                                                                                .0386
June 30, 2001                                                                               .0396
July 31, 2001                                                                               .0406
August 31, 2001                                                                             .0463
September 30, 2001                                                                          .0409
                                                                                         --------
                                                                                         $  .5034
                                                                                         ========

                                                            SHAREHOLDER SERVICES

     The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services,Inc., distributor of the Funds. Contact your representative for information and a prospectus containing more complete information including charges and expenses, for any of the Advantus Funds you are interested in. Read the prospectus carefully before investing. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management,Inc. manages twelve mutual funds containing $2.1 billion in assets in addition to $9.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 15 years of investment experience.

ADVANTUS FAMILY OF FUNDS
Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

      THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                         [ADVANTUS(TM) CAPITAL MANAGEMENT LOGO]

                         ADVANTUS(TM)
                         CAPITAL MANAGEMENT

                         Distributed by:
                         SECURIAN FINANCIAL SERVICES, INC.
                         Securities Dealer, Member NASD/SIPC.
                         Registered Investment Advisor

                         400 Robert Street North, St. Paul, MN 55101-2098 1.888.237.1838
                         2001-7030-30107N

SECURIAN FINANCIAL SERVICES, INC.                        PRESORTED STANDARD
400 ROBERT STREET NORTH                                   U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                     ST. PAUL, MN
                                                          PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48645 Rev. 11-2001